                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-12

                           DUSA PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          [DUSA PHARMACEUTICALS LOGO]

                           DUSA PHARMACEUTICALS, INC.
                                 25 UPTON DRIVE
                        WILMINGTON, MASSACHUSETTS 01887

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2003

TO THE SHAREHOLDERS OF
DUSA PHARMACEUTICALS, INC.

    YOU ARE HEREBY NOTIFIED that the Annual Meeting of Shareholders of DUSA Pharmaceuticals, Inc. will be held on Thursday, June 19, 2003, at 11:00 a.m. at the Company's offices located at 25 Upton Drive, Wilmington, Massachusetts to consider and act upon the following matters:

       (1)  Election of five (5) directors;

       (2) Ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year 2003; and

       (3) Transaction of any other business that may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on April 24, 2003 are entitled to notice of, and to vote at the meeting, or any adjournment or adjournments thereof.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF YOUR PROXY WILL ASSIST US IN PREPARING FOR THE ANNUAL MEETING. THE PROXY DOES NOT REQUIRE ANY POSTAGE IF IT IS MAILED IN THE UNITED STATES OR CANADA.

                                     By Order of the Board of Directors,

                                     /s/ Nanette W. Mantell

                                     Nanette W. Mantell, Esq.
                                     Secretary

Dated: April 28, 2003

                           DUSA PHARMACEUTICALS, INC.

                                PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors of DUSA Pharmaceuticals, Inc. ("DUSA" or the "Company"). If properly signed and returned, and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Directors' slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given.

     The Company, a New Jersey corporation, maintains principal executive offices at 25 Upton Drive, Wilmington, Massachusetts. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about April 28, 2003. DUSA's Annual Report for 2002, including financial statements for the year ended December 31, 2002, is being mailed to shareholders at the same time.

SHAREHOLDERS ENTITLED TO VOTE.

     Holders of record of shares of DUSA common stock at the close of business on April 24, 2003 are entitled to notice of and to vote at the annual meeting and at any and all adjournments or postponements of the meeting. On the record date there were 13,910,831 shares of common stock without par value ("Common Stock") outstanding and entitled to vote. These shares were the only shares outstanding of the Company. Each share entitles its owner to one vote. The holders of one-third of the shares that are outstanding and entitled to vote at the annual meeting must be present, in person or represented by proxy, in order to constitute a quorum for all matters to come before the meeting.

     Other than the vote for the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. The nominees may vote the shares only on matters deemed routine, such as the election of directors and ratification of the selection of the auditors. The Company's management currently owns less than one percent of the Company's outstanding Common Stock.

HOW TO VOTE.

     If you are a shareholder of record (that is a shareholder who holds shares in his/her own name), you can vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted "FOR" Proposals 1 and 2 and will be voted in the proxy holder's discretion as to other matters that may come before the annual meeting.

     If your shares are held in the name of a bank, broker or other holder of record (that is, "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

CHANGING YOUR VOTE.

     You may change your vote at any time before the proxy is exercised, by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the annual meeting or by giving written notice to the Secretary of the Company. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the annual meeting.

REDUCE DUPLICATE MAILINGS.

     The Company is required to provide an Annual Report and proxy statement to all shareholders. If you are a shareholder of record and have more than one account in your name or at the same address as other shareholders of record, you may authorize the Company to discontinue mailings of multiple proxy statements, Annual Reports and other information statements. To do so, please mark the designated box on each proxy card for which you wish to discontinue to receive duplicate documents. Your consent to cease delivery of the Annual Report, proxy statements and other information statements shall be effective for five (5) years or until you revoke your consent. You may revoke your consent at any time by contacting Ms. Shari Lovell, in writing, at the Company's office located at 555 Richmond Street West, Suite 300, Toronto, Ontario M5V 3B1 Canada, or by calling 1-800-607-2530. Delivery of individual copies of the documents shall resume within thirty (30) days of our receipt of your request.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Five (5) directors will be elected to hold office until the next Annual Meeting of Shareholders and/or until their successors have been duly elected and qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies FOR the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

                                    NOMINEES

     Set forth below is certain information about the nominees for election to the DUSA Board of Directors. The name, age and current position with the Company of each director is listed below, followed by summaries of their backgrounds and principal occupations. All of the nominees were elected to the Board of Directors at the last annual meeting and all are currently serving as directors of the Company.

                                                                                                       DATE
                 NAME                    AGE                          POSITION                       ELECTED
                 ----                    ---                          --------                       -------
D. Geoffrey Shulman, MD, FRCPC........   48          Chairman of the Board, President, Chief
                                                     Executive Officer, Chief Financial Officer
                                                     and Director                                     9/05/91

John H. Abeles, MD(1).................   58          Director                                         8/02/94
David M. Bartash(1)(2)................   60          Director                                        11/16/01
Jay M. Haft, Esq(1)(2)................   67          Director                                         9/16/96
Richard C. Lufkin(1)..................   56          Director                                         1/27/92

----------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     D. Geoffrey Shulman, MD, FRCPC, is the Company's founder. Dr. Shulman, a dermatologist, was the President and a director of Draxis Health Inc. from its founding in October 1987 until May 1990, was Co-Chairman from October 1990 to April 1993, and Chairman of the Board from April 1993 until March 1996. Dr. Shulman also participates, on a limited basis, in a private dermatology practice.

     John H. Abeles, MD, is the President and founder of MedVest, Inc. which, since 1980, has provided consulting services to health care and high technology companies. He is also the Chief Executive Officer of UniMedica, Inc., a provider of medical educational services and materials. Dr. Abeles is a member of the Boards of Directors of I-Flow Corporation, Oryx Technology, Inc., Molecular Diagnostics Inc. and Encore Medical Corporation.

     David M. Bartash is the President and founder of Bartash and Company, a consulting company which, since 1990, has been providing consulting services for the healthcare industry, including research for the healthcare investment community and support services for venture start-ups.

     Jay M. Haft, Esq., is a strategic and financial consultant for growth-stage companies. He was a senior corporate partner of the law firm of Parker, Duryee, Rosoff & Haft from 1989 to 1994 and was of counsel to Parker, Duryee, Rosoff & Haft and Reed Smith LLP until 2002. Mr. Haft is a member of the Boards of Directors of Robotic Vision Systems, Inc., DCAP Group Inc., Oryx Technology Corporation and Encore Medical Corporation.

     Richard C. Lufkin is a co-founder, Director, and Chief Financial Officer of Linguagen Corp., a development-stage, privately-held, biotechnology firm. He is also the principal of Enterprise Development Associates, a proprietorship formed in 1985 which provides consulting and venture support services to early stage technology-based companies. Mr. Lufkin also serves as an officer and director of a privately held medical device contract R&D firm, Synectiq Corporation.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

                             DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no cash compensation for their services as directors or as members of committees. Outside directors receive $25,000 per year, as annual compensation, regardless of the number of Board or committee meetings they attend. Directors serving on the Audit Committee receive an additional $5,000 per year. Also, directors are paid out-of-pocket expenses related to their attendance. Directors are awarded options to purchase 15,000 shares of common stock on June 30th of their first year of service as a member of the Board of Directors, and options for 10,000 shares of common stock on June 30th of each year following their reelection.

                      MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, there were nine meetings of the Board of Directors. Each incumbent director attended at least 75% of the meetings of the Board and its committees. The Board has established an Audit Committee, Nominating and Corporate Governance Committee, a Compensation Committee and a Committee of the Independent Directors. Mr. Haft, who has been designated as Lead Director, will preside at meetings of the Committee of the Independent Directors.

     The Audit Committee currently consists of all of the outside directors:
Messrs. Haft, Lufkin, Bartash and Dr. Abeles. The Audit Committee provides oversight of the Company's accounting functions and acts as liaison between the Board of Directors and the outside independent auditors. The Committee reviews with the independent auditors the unaudited quarterly financial statements, the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of internal accounting controls, and monitors other corporate and financial policies. In performing these functions, the Audit Committee meets periodically with the independent auditors (including in private sessions), and with management. In addition, the Audit Committee selects the independent auditors for appointment by the Board of Directors. The Audit Committee met four times during 2002.

     The Nominating and Corporate Governance Committee, which was formerly known as the Nominating Committee, currently consists of the entire Board acting as a Committee of the Whole. The Nominating and Corporate Governance Committee's purpose is to identify and evaluate the qualifications of individuals to become members of the Board of Directors, to select the director nominees, to develop and recommend corporate governance principles to the Board and to provide oversight and guidance to the Board to assure compliance with its corporate governance policies and principles. There were no meetings of this Committee in 2002. Shareholders who wish to suggest qualified candidates to the Nominating and Corporate Governance Committee for director should write to: Administrator, Nominating and Corporate Governance Committee, DUSA Pharmaceuticals, Inc., 25 Upton Drive, Wilmington, Massachusetts 01887 stating, in detail, the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee.

     The Compensation Committee currently consists of Mr. Haft and Mr. Bartash. The Compensation Committee considers executive compensation of the Company's key officers and compensation of directors. The Committee also considers employee benefits which may be appropriate as the Company grows, and develops policies and procedures. The Compensation Committee normally meets annually. It met once in March 2002 to establish compensation for 2002 and to award bonuses for 2001 and once in February 2003 to establish compensation for 2003 and to award bonuses for 2002.

             PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year 2003. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey, but the Board has decided to ascertain the position of the shareholders on the appointment. The Board of Directors will reconsider the appointment if it is not ratified. A majority of the votes cast, in person or by proxy, at the annual meeting is required for ratification. A representative of Deloitte & Touche LLP will be present at the meeting to answer questions from shareholders and will have the opportunity to make a statement on behalf of the firm, if he or she so desires.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year were $113,696.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than for the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2002, were $14,000.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                        BOARD AUDIT COMMITTEE REPORT(1)

     The Audit Committee assists the Board of Directors by providing oversight of the Company's financial reporting process and the independent auditors. Management is responsible for preparing the Company's financial statements and the Company's independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. A brief description of the responsibilities of the Committee is set forth above under the caption "Meetings and Committees of the Board."

     During 2002, the Audit Committee was composed of four non-employee directors: Dr. Abeles and Messrs. Haft, Lufkin and Bartash. Each Committee member is independent as defined by NASD listing standards and applicable Federal securities law and regulation. In addition, the Board of Directors has designated Mr. Lufkin as the audit committee financial expert. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter, which was amended on February 14, 2003, is attached to this proxy statement as Appendix A.

     The Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2002 with management. The Committee also discussed with Deloitte & Touche LLP, the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee received from Deloitte & Touche the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditors their independence from the Company and its management. Additionally, the Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence and the fees and costs billed and to be billed for those services as shown on pages 3 and 4 of this proxy statement.

     Based on its review, and the discussions with the Company's management and its independent auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K. The Committee has also recommended the selection of the Company's independent auditors, and, the Board has selected, Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended December 31, 2003.

                                       John H. Abeles, MD
                                       David M. Bartash
                                       Jay M. Haft, Esq.
                                       Richard C. Lufkin

------------------------------------

     (1) The material in the Audit Committee Report, Compensation Committee Report, and under the caption "Performance Graph" are not "soliciting material," are not deemed filed with the SEC and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language therein.

        BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

     The Compensation Committee of the Board of Directors (the "Committee") is composed of two (2) non-employee directors. The Committee is responsible for setting and administering the policies which govern annual executive salaries and cash bonus awards, and recommends participants and amounts of stock option awards to the Company's Board of Directors. The Committee evaluates, on a yearly basis, the performance, and determines the compensation of, the executive officers of DUSA. The Committee evaluates compensation based upon the achievement by the individual of corporate goals, and the performance of individual responsibilities. DUSA's President and Chief Executive Officer, Dr.
D. Geoffrey Shulman, is not a member of the Committee, however, the Committee seeks input from Dr. Shulman regarding the performance of DUSA's Vice Presidents, as well as his recommendations for their compensation. Dr. Shulman is present, at the invitation of the Committee, at its meetings.

     DUSA's executive compensation programs consist of base salary, cash bonus incentives, stock option and stock grant awards. The goals of the Company's executive officer compensation policies are to attract, retain, and reward executive officers who contribute to DUSA's success, to align executive officer compensation with DUSA's performance and to motivate executive officers to achieve the Company's business objectives. The executive officers were evaluated by the Committee against established goals for 2002, including corporate goals, the Company's stock performance and individual goals within each executive officer's area of responsibility.

     With regard to base salary, the Committee believes that DUSA's officers should be compensated at levels comparable to the base salary of executive officers at similar small public biotechnology or pharmaceutical companies. During 2000, the Committee received survey data reporting the salaries for executives of companies in these groups which was prepared by independent consultants.

     Generally, DUSA's Vice Presidents are eligible to receive up to 30% of their base salary as a cash bonus award. The Committee concluded that DUSA's operational performance, particularly the transition of all regulatory, customer relations, sales and marketing functions previously handled by the Company's former dermatology marketing partner, justified favorable consideration of performance with regard to bonus awards. However, in establishing the bonus award amounts, the Committee recognized that certain Company revenue goals for 2002 were not achieved. Accordingly, DUSA's Vice Presidents received cash bonus awards ranging from approximately 7% to 13% of their base salaries. These cash awards were paid in 2003.

     The Committee also is using the 2000 survey data from independent consultants to monitor and evaluate the long-term incentive compensation levels of its officers and directors. The Committee believes that a strong stock ownership program is essential to the long-term growth of the Company. In 2003, the Committee granted to DUSA's key executive officers awards of stock options to emphasize the long-term focus required for success in the pharmaceutical industry.

COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The Compensation Committee exercised its subjective judgment and discretion in determining the amounts of Dr. Shulman's base salary, bonus award, and stock option awards for 2002. Dr. Shulman's base salary and cash bonus award for 2002 were determined with reference to the same measures used for all DUSA's executive officers, but with particular emphasis on the maintenance of our financial strength and the transition from a development-stage company to an operating company. Dr. Shulman's base salary for 2002 was $340,000. With regard to a cash bonus award, Dr. Shulman is eligible to receive up to 50% of base salary plus additional amounts for outstanding performance. For 2002, Dr. Shulman's bonus award was approximately 25% of his base salary. The after-tax portion of the bonus was paid entirely in restricted stock. Dr. Shulman's bonus award was paid to him in 2003. For 2003, Dr. Shulman proposed that his base salary remain unchanged from that of 2001 and 2002, which proposal was accepted by the Compensation Committee.

                                       Jay M. Haft, Esq.
                                       David M. Bartash

                              PERFORMANCE GRAPH(1)

          COMPARISON OF FIVE YEAR CUMULATIVE SHAREHOLDER TOTAL RETURN
                       AMONG DUSA PHARMACEUTICALS, INC.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX

                              [PERFORMANCE GRAPH]

                                   01/01/1998     01/01/1998     12/31/1999     12/31/2000     12/31/2001     12/31/2002
DUSA Pharmaceuticals, Inc.           100.00          64.13         247.83         146.20          70.00          14.18
Drug Manufacturers/Other             100.00         104.88         138.02         223.72         199.11         141.46
NASDAQ Market Index                  100.00         141.04         248.76         156.35         124.64          86.94

     The graph above compares cumulative total shareholder return on our common stock for the five-year period ended December 31, 2002, with the cumulative total return on the Nasdaq Market Index and the Media General Drug Manufacturer Index over the same period. The identity of those corporations included in the Media General Financial Services Drug Manufacturer Index may be obtained by contacting Ms. Shari Lovell, Director of Shareholder Services, DUSA Pharmaceuticals, Inc., 555 Richmond Street West, Suite 300, Toronto, Ontario M5V 3B1 Canada.

     The graph assumes $100 was invested in DUSA's common stock on January 1, 1998, and in each of the indices, and that dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of DUSA's common stock.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The name, age and position with the Company of each executive officer who is not a director of the Company is listed below, followed by summaries of their backgrounds and principal occupations. Executive officers are elected annually, and serve at the discretion of the Board of Directors.

                                                                                                     DATE
                   NAME                       AGE                         TITLE                    ELECTED
                   ----                       ---                         -----                    -------
Mark C. Carota............................    47          Vice President, Operations                2/18/00
Scott L. Lundahl..........................    44          Vice President, Technology and Device
                                                          Development                               6/23/99
Stuart L. Marcus, MD, Ph.D. ..............    56          Vice President, Scientific Affairs;
                                                          Chief Medical Officer                    10/11/93
Paul A. Sowyrda...........................    41          Vice President, Marketing and Sales       8/01/00

     Mark C. Carota has been employed by the Company since October 1999. Prior to joining the Company, Mr. Carota was Director of Operations from November 1998 to October 1999 for Lavelle, Inc., a privately held manufacturer of orthopedic instrumentation. From July 1998 to November 1998, Mr. Carota was employed as Director of Quality Assurance by CGI Inc. Prior to joining CGI Inc., Mr. Carota was employed by Allergan Inc., from February 1997 to July 1998 where he had responsibility for quality assurance, engineering and facilities.

     Scott L. Lundahl has been employed by the Company since May 1998. In 1994, Mr. Lundahl co-founded and became Vice President of Lumenetics, Inc., a privately-owned medical device development company, which, prior to May 1998, provided the Company with consulting services in the light device technology area.

     Stuart L. Marcus, MD, Ph.D. has been employed by the Company since October 1993. Prior to joining the Company, he was Director of the Hematology/Oncology Department of Daiichi Pharmaceuticals Inc., and prior thereto he held positions in the Medical Research Division of the American Cyanamid Company, directing photodynamic therapy clinical development, among other assignments.

     Paul A. Sowyrda, has been employed by the Company since April 2000. From April 1998 to April 2000, Mr. Sowyrda was employed by Aurora Tech, a Division of Carlo Gavazzi, where at the time of his departure he was serving as President and Chief Executive Officer. From October 1997 to February 1998, Mr. Sowyrda was Vice President, Operations of UroMed Corp, Urovation Division.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, certain compensation paid by DUSA to its executive officers. All amounts are stated in United States dollars unless otherwise indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM COMPENSATION
                                                                                ---------------------------------------------
                                                 ACTUAL COMPENSATION                   AWARDS                 PAYOUTS
                                         ------------------------------------   --------------------   ----------------------
                                                                                RESTRICTED
                                                               OTHER ANNUAL       STOCK                 LTIP      ALL OTHER
                                         SALARY     BONUS    COMPENSATION(1)     AWARD(S)    OPTIONS   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     ($)       ($)           ($)             ($)         (#)       ($)         ($)
---------------------------       ----   -------   -------   ----------------   ----------   -------   -------   ------------
D. Geoffrey Shulman, MD,          2002   340,000    64,600           --              --       60,000      --           --
FRCPC, Chairman of the            2001   340,000    84,460           --              --       25,000      --           --
Board, President, Chief           2000   340,000   144,500           --              --      195,000      --           --
Executive Officer and Chief
Financial Officer

Mark C. Carota,                   2002   157,000    20,300           --              --       17,500      --           --
Vice President, Operations        2001   150,731    26,860           --              --        7,500      --           --
                                  2000   137,154    37,800           --              --       10,000      --           --

Scott Lundahl,                    2002   168,000    21,700           --              --       17,500      --           --
Vice President,                   2001   134,462    27,060           --              --        7,500      --           --
Technology and Device             2000   160,000    21,700           --              --       15,000      --           --
Development

Stuart L. Marcus, MD, Ph.D.,      2002   247,520    17,100           --              --       12,500      --           --
Vice President,                   2001   246,055    34,910           --              --        7,500      --           --
Scientific Affairs and            2000   238,000    60,700           --              --       25,000      --           --
Chief Medical Officer

Paul A. Sowyrda,                  2002   164,800    21,300           --              --       17,500      --           --
Vice President,                   2001   154,350    26,550           --              --        7,500      --           --
Marketing and Sales(2)            2000   100,231    37,800           --              --       30,000      --           --

----------------------------

NOTES:

(1) No officer had perquisites in excess of $50,000 or 10% of salary and bonus reported for 2002, 2001 or 2000.

(2)  Mr. Sowyrda joined DUSA on April 11, 2000.

                             OPTION GRANTS IN 2002

     The following grants of stock options were made to the named executive officers during fiscal year 2002.

                                                      INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                                  ----------------------------------------------------------      VALUE OF ASSUMED
                                   NUMBER OF     PERCENT OF TOTAL                               ANNUAL RATES OF STOCK
                                   SECURITIES      OPTIONS/SARS                                  PRICE APPRECIATION
                                   UNDERLYING       GRANTED TO      EXERCISE OF                  FOR OPTION TERM(2)
                                  OPTIONS/SARS     EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
              NAME                 GRANTED(1)      FISCAL YEAR       ($/SHARE)       DATE          5%          10%
              ----                ------------   ----------------   -----------   ----------   ----------   ----------
Dr. D. Geoffrey Shulman              50,000            22.7%         $   3.87       4/26/12    $  121,700   $  308,500
                                     10,000             4.5%         $   2.90       6/30/12    $   18,200   $   46,200
Mr. Mark C. Carota                   17,500             8.0%         $   3.87       4/26/12    $   42,600   $  108,000
Mr. Scott Lundahl                    17,500             8.0%         $   3.87       4/26/12    $   42,600   $  108,000
Dr. Stuart L. Marcus                 12,500             5.7%         $   3.87       4/26/12    $   30,400   $   77,100
Mr. Paul A. Sowyrda                  17,500             8.0%         $   3.87       4/26/12    $   42,600   $  108,000

----------------------------

NOTES:

(1) All options in this table have been granted pursuant to the 1996 Omnibus Plan, as amended. The options have exercise prices equal to the fair market value on the date of the grant.

(2) The potential realizable value is calculated based on the fair market value of DUSA's common stock on the date of the grant. These amounts only represent certain assumed rates of appreciation established by the SEC. There can be no assurance that the amounts reflected in this table or the associated rates of appreciation will be achieved.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to shares of DUSA's common stock that may be issued under the Company's outstanding options, warrants and other rights.

                                                                                                    (C)
                                                                                         -------------------------
                                                  (A)                     (B)              NUMBER OF SECURITIES
                                        -----------------------   --------------------    REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                        BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                        OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
            PLAN CATEGORY                 WARRANTS OR RIGHTS      WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
            -------------               -----------------------   --------------------   -------------------------
Equity compensation plans approved by
  security holders                             2,103,075                 13.538                   783,731(1)
Equity compensation plans not approved
  by security holders                            450,000(2)             $ 6.939                       -0-
                                               ---------                -------                   -------
  Total                                        2,553,075                $12.375                   783,731(1)
                                               =========                =======                   =======

----------------------------

NOTES:

(1) The 1996 Omnibus Plan, as amended, provides that the maximum number of shares with respect to which awards may be granted shall not exceed 20% of the Company's common stock outstanding or a maximum of 2,753,328 shares.

(2) This number includes shares that may be issued upon the exercise of the following: (i) A Class B warrant granted to Dr. Shulman, our President, CEO and CFO, for the issuance of 300,000 shares of common stock. The exercise price of the warrant is $6.00 per share. This warrant is exercisable and has an expiration date of January 29, 2007; (ii) Options to purchase a total of 85,000 shares of common stock with an exercise price of $10.875 per share. This option was granted to PARTEQ Research and Development Innovations, the licensor of certain patents underlying our Levulan(R) PDT/PD systems, on October 21, 1997. PARTEQ has subsequently assigned the right to acquire 26,911 shares under this option to certain individuals. These options have ten (10) year terms and vested at the rate of 25% per year beginning on the first anniversary of the date of the original grant; (iii) Options to purchase 15,000 shares of common stock issued to Therapeutics, Inc., a consultant to the Company, which were granted on March 13, 1997. The options have an exercise price of $6.125 per share, ten (10) year terms and vested 20% per year. The options have been subsequently assigned by Therapeutics, Inc. to its principal; and (iv) Options to purchase 50,000 shares of common stock with an exercise price of $6.125 per share. The options were granted to Lumenetics, Inc., DUSA's former light device consultant, on March 13, 1997. They have been subsequently assigned by Lumenetics, Inc. to its principals. These options have ten (10) year terms and vested at the rate of 25% per year beginning on the date of the original grant.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

     The following table provides certain information as to certain stock options exercisable by the named executive officers for the fiscal year 2002, and the value of such options held by them at December 31, 2002, measured in terms of the closing price of the Company's common stock on The Nasdaq Stock Market on December 31, 2002 which was $1.63 per share.

                                                                                                 VALUE OF
                                                                            NUMBER OF           UNEXERCISED
                                                                           UNEXERCISED         IN-THE-MONEY
                                                                           OPTIONS AT           OPTIONS AT
                                                                        DECEMBER 31, 2002    DECEMBER 31, 2002
                                     SHARES ACQUIRED       VALUE          EXERCISABLE/         EXERCISABLE/
               NAME                  ON EXERCISE (#)    REALIZED ($)      UNEXERCISABLE        UNEXERCISABLE
               ----                  ---------------    ------------    -----------------    -----------------
Dr. D. Geoffrey Shulman                      --                 --           575,000/                 $0.00/
                                                                             195,000                  $0.00
Mr. Mark C. Carota                           --                 --            21,875/                 $0.00/
                                                                              33,125                  $0.00
Mr. Scott L. Lundahl                         --                 --            94,375/                 $0.00/
                                                                              35,625                  $0.00
Dr. Stuart L. Marcus                         --                 --           149,375/                 $0.00/
                                                                              55,625                  $0.00
Mr. Paul A. Sowyrda                          --                 --            16,875/                 $0.00/
                                                                              38,125                  $0.00

                           401(k) PROFIT SHARING PLAN

     The Company adopted a tax-qualified employee savings and retirement 401(k) Profit Sharing Plan (the "401(k) Plan"), effective January 1, 1996, covering all qualified employees. Participants may elect a salary reduction of at least 1% as a contribution to the 401(k) Plan, up to the statutorily prescribed annual limit for tax-deferred contributions ($11,000 in 2002). Modification of salary reductions can be made monthly (for 2002). Until recently, the Company did not match any portion of a participant's contributions. Effective February 1, 2003, the Company matches a participant's contribution up to 1.25% of a participant's salary (the "Company Match"), subject to certain limitations of the 401(k) Plan. Participants vest in the Company Match at a rate of 25% for each year of service to the Company (based on the anniversary of their date of hire). Existing employees will receive credit for past service to the Company.

                               OTHER COMPENSATION

     The Company has employment agreements with each of the executive officers named in the Summary Compensation Table of this proxy statement. Pursuant to these agreements, the executive officers are entitled to receive compensation as determined by the Board of Directors and are eligible to receive the benefits generally made available to employees of the Company. DUSA may terminate any employment agreement at any time, with or without cause on sixty (60) days prior written notice. If an executive officer's employment is terminated without cause, DUSA has agreed to pay a severance allowance equivalent to one year of the executive officer's then-current base salary payable in a lump sum, within sixty (60) days following the date of termination. In addition to the foregoing, Dr. Shulman's employment agreement also provides that he shall have the right to exercise, for a period of one year from the date of termination, all stock options granted to him prior to his termination as to all or any part of the shares covered by such options, including shares with respect to which such options would not otherwise be exercisable, subject to restrictions under U.S. or Canadian law.

     In the event an executive officer should die while employed by DUSA, his heirs or beneficiaries will be entitled to any Company paid death benefits in force at the time of such death and will also be entitled to exercise any vested but unexercised stock options which were held by him at the time of his death, within a period of one (1) year from the date of death.

     The employment agreements also provide for certain severance benefits following a change in control of the Company and termination of employment. Upon any "change of control," as defined in the agreements, DUSA shall pay to the executive officer a lump sum payment equal to three (3) times his base salary for the last fiscal year within five (5) days after such termination.

     Under the Company's 1996 Omnibus Plan, as amended, any and all outstanding options not fully vested shall automatically vest in full and shall be immediately exercisable upon a "change of control," as defined in the grant agreements. The date on which such accelerated vesting and immediate exercisability shall occur, shall be the date of the occurrence of the change of control.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of DUSA's common stock as of April 1, 2003 by: (i) each of our directors; (ii) our named executive officers; (iii) all beneficial owners of greater than 5% of our outstanding common stock; and (iv) all of our directors and executive officers as a group.

                                                                NUMBER OF
                                                                  SHARES            PERCENTAGE OF
                                                               BENEFICIALLY          OUTSTANDING
NAME                                                             OWNED(1)             SHARES(2)
----                                                        ------------------    ------------------
John H. Abeles, MD........................................         77,000(3)                *

David M. Bartash..........................................         40,500(4)                *

Mark C. Carota............................................         30,690(5)                *

Jay M. Haft, Esq. ........................................         80,750(6)                *

Richard C. Lufkin.........................................         84,600(7)                *

Scott L. Lundahl..........................................        114,375(8)                *

Stuart L. Marcus, MD, Ph.D................................        185,625(9)              1.3%

D. Geoffrey Shulman, MD, FRCPC............................      1,008,918(10)             6.8%

Paul A. Sowyrda...........................................         28,125(11)               *

All directors and executive officers as a group
  (consisting of 9 persons)...............................      1,650,583(12)            10.7%

Dimensional Fund Advisors, Inc............................        733,400(13)             5.3%

Royce & Associates, Inc...................................      1,480,500(14)            10.7%

Mr. Jeffrey Casdin and his affiliated entities............      1,532,700(15)            11.0%

Investors Group Inc. and its affiliated entities..........      1,152,300(16)             8.3%

----------------------------

* Less than 1%.

NOTES:

(1) Unless indicated otherwise, the individuals and entities listed herein have the sole power to both vote and dispose of all securities which they beneficially own.

(2) The percentage of ownership as calculated above includes in the number of shares outstanding for each individual listed those shares that are beneficially, yet not directly, owned.

(3) 62,500 of the shares indicated represent shares with respect to which Dr. Abeles has the right to acquire through the exercise of options.

(4) 25,000 of the shares indicated represent shares with respect to which Mr. Bartash has the right to acquire through the exercise of options.

(5) 30,625 of the shares indicated represent shares with respect to which Mr. Carota has the right to acquire through the exercise of options. Under Rule 13d-3 of the Securities and Exchange Act of 1934, as amended, Mr. Carota disclaims, but may be deemed to be the beneficial owner of, 15 shares of DUSA common stock that are held by his adult son and 50 shares held by his daughter, both of whom are members of Mr. Carota's household.

(6) 56,250 of the shares indicated represent shares with respect to which Mr. Haft has the right to acquire through the exercise of options.

(7) 82,500 of the shares indicated represent shares with respect to which Mr. Lufkin has the right to acquire through the exercise of options.

(8) 109,375 of the shares indicated represent shares with respect to which Mr. Lundahl has the right to acquire through the exercise of options.

(9) All of the shares indicated represent shares with respect to which Dr. Marcus has the right to acquire through the exercise of options.

(10) 300,000 of the shares indicated represent shares with respect to which Dr. Shulman has the right to acquire through the exercise of his Class B Warrants which have an exercise price of CDN $6.79 per Warrant, and 661,250 of such shares represent shares with respect to which Dr. Shulman has the right to acquire through the exercise of options. Dr. Shulman's address is 555 Richmond Street West, Suite 300, Toronto, Ontario M5V 3B1 Canada.

(11) All of the shares indicated represent shares with respect to which Mr. Sowyrda has the right to acquire through the exercise of options.

(12) All of the shares indicated, Class B Warrants and options, as the case may be, as discussed in footnotes (3) through (11) above are included, as well as 1,618,750 shares which may be acquired through the exercise of options.

(13) The number of shares beneficially owned is based upon information disclosed by Dimensional Fund Advisors Inc. on a Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2003. Dimensional Fund Advisors Inc.'s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(14) The number of shares beneficially owned is based upon information disclosed by Royce & Associates, Inc. on a Schedule 13G/A filed with the Securities and Exchange Commission on February 4, 2003. Royce & Associates, Inc.'s address is 1414 Avenue of the Americas, New York, New York 10019.

(15) The number of shares beneficially owned is based upon information disclosed by Jeffrey Casdin and his affiliated entities on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2003. The number of shares beneficially owned includes 564,000 shares held by CLSP, L.P., 389,000 shares held by CLSP II, L.P., 208,800 shares held by CLSP/SBS I, L.P. and 71,900 shares held by CLSP/SBS II, L.P. Cooper Hill Partners, LLC is the sole general partner of each entity and has the power to vote and dispose of the securities owned by each entity. Jeffrey Casdin is the managing member of Cooper Hill Partners, LLC. In addition, 299,000 shares held by CLSP Overseas, Ltd. which Cooper Hill Partners, L.P. has the power to vote and dispose of, may be deemed to be beneficially owned by Mr. Casdin. Mr. Casdin is the managing member of Casdin Capital, LLC, the general partner of Cooper Hill Partners, L.P. Mr. Casdin's address is 230 Park Avenue, New York, New York 10169.

(16) The number of shares beneficially owned is based upon information disclosed by Investors Group Inc. and its affiliated entities on a
      Schedule 13G/A filed with the Securities and Exchange Commission on February 24, 2003. The number of shares listed includes 582,700 shares beneficially owned by Investors Canadian Small Cap Fund, 569,600 shares beneficially owned by Investors Canadian Small Cap Growth Fund (formerly Investors Canadian Small Cap Fund II), 1,152300 beneficially owned by I.G. Investment Management, Ltd., 1,152,300 shares beneficially owned by Investors Group Trust Co. Ltd., 1,152,300 shares beneficially owned by Investors Group Inc. and 1,152,300 shares beneficially owned by Investors Group Trustco Inc. Investors Canadian Small Cap Fund, Investors Canadian Small Cap Growth Fund (formerly Investors Canadian Small Cap Fund II), I.G. Investment Management, Ltd., Investors Group Trust Co. Ltd., Investors Group Inc. and Investors Group Trustco Inc. have shared voting and investment power with respect to all shares beneficially owned. Investors Group Inc.'s address is One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba R3C 3B6 Canada.

                             SHAREHOLDER PROPOSALS

     In order to be included in the Board of Directors' proxy statement and proxy card for the 2004 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company on or before December 30, 2003. Proposals should be directed to the attention of Ms. Shari Lovell at the Company's offices located at 555 Richmond Street West, Suite 300, Toronto, Ontario M5V 3B1 Canada, or to the attention of the Secretary, Nanette W. Mantell, Esq., c/o Reed Smith LLP, Princeton Forrestal Village, 136 Main Street - Suite 250, Princeton, New Jersey 08543.

     In addition, if a shareholder wishes to present a proposal at the Company's 2004 Annual Meeting which is not intended to be included in the Company's proxy statement for that meeting, the Company must receive written notice of the shareholder proposal by March 14, 2004. If DUSA does not receive timely notice of such a shareholder proposal, the Company will retain its discretionary authority to vote proxies on such proposals even if it is not specifically reflected on the proxy card, and shareholders have not had an opportunity to vote on the proposal by proxy.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, officers and any person holding more than ten percent (10%) of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission on Forms 3, 4 and 5. Based on our review of the copies of such forms we have received, DUSA believes that all of our officers and directors complied with all filing requirements applicable to them with respect to transactions during fiscal 2002. Other than Royce & Associates, Inc. and Jeffrey Casdin and his affiliated entities, the Company is not aware of any person that holds greater than 10% beneficial ownership. In making these statements, we have relied on the written representations of our directors, officers and our shareholders that hold greater than 10% of our outstanding common stock and copies of the reports that they have filed with the SEC.

                                 OTHER MATTERS

     Management knows of no matters other than those described above that are to be brought before the meeting. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their best judgment on the matter.

     The cost of preparing and mailing the enclosed material will be borne by the Company. The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies. The Company intends to request that banks and brokers holding shares of DUSA Pharmaceuticals, Inc. common stock forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company has retained its transfer agent, American Stock Transfer & Trust Company, to aid in the solicitation, at an estimated cost of under $10,000.

     Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

                                   APPENDIX A

                     AMENDED CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                           DUSA PHARMACEUTICALS, INC.

                                   ARTICLE I.

                                    PURPOSE

     The purpose of the Audit Committee of the Board of Directors (the "Committee") of DUSA Pharmaceuticals, Inc. ("DUSA") is to oversee the accounting and financial reporting processes and audits of the financial statements and to act as a liaison between the Board of Directors (the "Board") and the outside independent auditors.

                                  ARTICLE II.

                                RESPONSIBILITIES

     The Committee's function shall be one of oversight and review. It is not expected to control DUSA's accounting practices or to define the standards to be used in the preparation of DUSA's financial statements. The Committee shall be responsible for the following:

          1. Selecting and replacing the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee, unless National Association of Securities Dealers ("NASD") or the Securities and Exchange Commission (the "Commission") requirements dictate otherwise.

          2. Reviewing with the outside auditors, the internal auditors, if any, and management the unaudited quarterly financial statements, the planning and scope of the audits of the financial statements, and the results of those audits.

          3. Reviewing with the outside auditors, the internal auditors, if any, and management the adequacy of internal accounting controls.

          4. Reviewing and discussing quarterly reports from the independent auditors on:

             (a)  All critical accounting policies and practices to be used;

             (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

             (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          5. Obtaining from the outside auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between DUSA and the auditors, engaging in a dialogue with the outside auditors regarding any disclosed relationships, and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

          6. Reviewing and reassessing the adequacy of this Charter on an annual basis and proposing appropriate amendments to the Board for its consideration.

          7. Monitoring other corporate and financial policies as requested by the Board.

          8. Investigating any matter brought to its attention, with the power and authority to retain and compensate counsel and/or other experts for this purpose.

          9. Preapproving all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

          10. Discussing with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          11. Ensuring the rotation of the independent auditor personnel as required by law or regulation.

          12. Obtaining from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

          13. Establishing procedures, as required by the Commission or the NASD, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                                  ARTICLE III.

                          COMPOSITION AND INDEPENDENCE

     The Committee shall be composed of at least three (3) independent directors as defined by the rules of the NASD. Each member of the Committee shall be able to read and understand fundamental financial statements as required by the NASD. At least one (1) member of the Committee shall be an Audit Committee Financial Expert, or have the financial expertise required by the NASD and the Commission. If no such Audit Committee Financial Expert serves on the Committee, DUSA shall disclose why no such Audit Committee Financial Expert serves on the Committee, as specified by the NASD or Commission requirements. The Committee members shall select a Chairman from among the members who shall preside over meetings of the Committee consistent with the provisions of DUSA's By-laws. The Chairman shall maintain regular liaison with senior management and the internal and outside auditors as he or she determines is necessary or appropriate.

                                  ARTICLE IV.

                              MEETINGS AND REPORTS

     The Committee shall meet on a regular basis, but no less than quarterly, and may ask members of management or others to attend such meetings to provide pertinent information, as necessary. A quorum shall be declared when a majority of the appointed members of the Committee are in attendance.

     The Committee shall report to the full Board on a quarterly basis with respect to its activities and its recommendations. The Committee shall report to the shareholders, once each year, in DUSA's proxy statement for its annual meeting. The report to shareholders shall include the information required by Regulation S-K, Item 306 of the Exchange Act.

Amended on February 14, 2003

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           DUSA PHARMACEUTICALS, INC.

                                  JUNE 19, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

              - Please detach and mail in the envelope provided. -

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                        DIRECTORS AND "FOR" PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    Election of Directors

                              NOMINEES
[ ] FOR ALL NOMINEES          [ ] D. Geoffrey Shulman, MD, FRCPC
                              [ ] John H. Abeles, MD
[ ] WITHHOLD AUTHORITY        [ ] David M. Bartash
    FOR ALL NOMINEES          [ ] Jay M. Haft, Esq.
                              [ ] Richard C. Lufkin

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

The Board of Directors recommends a vote FOR each of the items listed below. Unless otherwise specified, the vote represented by this proxy will be cast FOR Items 1 and 2.

                                                FOR     AGAINST  ABSTAIN

2.    Ratification of the selection of
      Deloitte & Touche LLP as auditors        [   ]    [   ]     [   ]
      for the Company for fiscal year
      2003.

3.    In their discretion, the proxies
      are authorized to vote upon such
      other business as may properly
      come before the meeting.

To change the address on your account, please check the box
at right and indicate your new address in the address space         [ ]
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder_____________________________________Date:______________

Signature of Shareholder_____________________________________Date:______________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           DUSA PHARMACEUTICALS, INC.

                          PROXY FOR 2003 ANNUAL MEETING
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

      The undersigned hereby appoints D. Geoffrey Shulman, MD, FRCPC and Shari Lovell, or either of them, each with power of substitution, proxies to vote all shares of common stock which the undersigned would possess if personally present at the Annual Meeting of Shareholders (including all adjournments thereof) of DUSA Pharmaceuticals, Inc. (the "Company") to be held on Thursday, June 19, 2003, at 11:00 a.m. at the Company's offices located at 25 Upton Drive, Wilmington, Massachusetts.

SHAREHOLDERS ARE REQUESTED TO SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR CANADA.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)